EXHIBIT 10.1

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of June 27, 2018 (the “Effective Date”), is entered into among INSIGHT RECEIVABLES, LLC (“Insight Receivables”), INSIGHT DIRECT USA, INC. (“Insight Direct”), INSIGHT PUBLIC SECTOR, INC. (“Insight Public”), INSIGHT ENTERPRISES, INC. (“Insight” and the “Servicer”), GOTHAM FUNDING CORPORATION (a “Conduit” or a “Purchaser”), MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., individually (“MUFG” or a “Purchaser”) and as Managing Agent for the Gotham Purchaser Group, and WELLS FARGO BANK, NATIONAL ASSOCIATION, individually (“WFB” or a “Purchaser”) and as agent for the Purchasers (in such capacity, the “Agent”). Capitalized terms used herein but not defined herein shall have the meanings provided in the Receivables Purchase Agreement defined below.

WHEREAS, Insight Receivables, the Servicer, the Purchasers, the Managing Agents and the Agent are parties to that certain Receivables Purchase Agreement dated as of December 31, 2002 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Receivables Purchase Agreement”);

WHEREAS, the parties to the Receivables Purchase Agreement wish to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth;

WHEREAS, Insight Direct, Insight Public, and Insight Receivables are parties to that certain Amended and Restated Receivables Sale Agreement dated as of September 3, 2003 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Receivables Sale Agreement”); and

WHEREAS, the parties to the Receivables Sale Agreement wish to amend the Receivables Sale Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Receivables Purchase Agreement. Subject to the fulfillment of the conditions precedent set forth in Section 3 below, the Receivables Purchase Agreement is hereby amended as follows:

1.1. All references in the Receivables Purchase Agreement to “The Bank of Tokyo-Mitsubishi UFJ, Ltd.” are hereby replaced with “MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.”, and all references in the Receivables Purchase Agreement to “BTMU” are hereby replaced with “MUFG”.

1.2. Section 7.1(a) of the Receivables Purchase Agreement is hereby amended (a) to add to clause (i) thereof a requirement for internally-prepared unaudited annual financial statements of the Seller prepared in accordance with GAAP to be delivered simultaneously with the audited financial statements of the Servicer, (b) to add to clause (ii) thereof a subheading, “Quarterly Reporting” and (c) to delete from clause (ii) thereof any requirement for quarterly unaudited financial statements (including any balance sheet or statement of income) of the Seller.

1.3. The following new Section 14.17 is hereby added to the Receivables Purchase Agreement:

Section 14.17 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such             shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

1.4. The definition of “Receivable” in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Receivable” means all indebtedness and other obligations (other than (i) indebtedness or obligations constituting Excluded Receivables and (ii) indebtedness or obligations owing from a Specified Obligor listed on a tab to a Monthly Report setting forth invoices outstanding from Specified Obligors or a separate written notice delivered to the Managing Agents containing such information) owed to Seller or any Originator (at the time it arises, and before giving effect to any transfer or conveyance under this Agreement) or in which Seller or such Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale or licensing of goods or general intangibles (such as software), or the rendering of services by the applicable Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

1.5. The definition of “Stated Termination Date” in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Stated Termination Date” means June 23, 2021 or such later date to which the Stated Termination Date may be extended in accordance with Section 12.3.

1.6. Exhibit I to the Receivables Purchase Agreement is hereby amended to add the following definitions in their appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Specified Obligor” means an Obligor or one of its Affiliates specified as a “Specified Obligor” in a tab to a Monthly Report or otherwise specified to the Managing Agents by a Seller Party from time to time in writing; provided, however, that, without the Managing Agents’ prior consent, Seller may not designate additional Specified Obligors if, as of the last day of the month ending prior to the date of such proposed designation, the aggregate outstanding principal balance of receivables owing from all existing Specified Obligors exceeds the lesser of 5% of the aggregate Outstanding Balance of all Receivables or $50 million.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the Write-Down and Conversion Powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which Write-Down and Conversion Powers are described in the EU Bail-In Legislation Schedule.

1.7. Exhibit X to the Receivables Purchase Agreement is hereby amended to add to the form of Monthly Report a separate tab containing a listing of outstanding invoice amounts owing from Specified Obligors named therein.

1.8. Schedule A to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Schedule A hereto.

Section 2. Amendment to Receivables Sale Agreement. Subject to the fulfillment of the conditions precedent set forth in Section 3 below, the Receivables Sale Agreement is hereby amended as follows:

2.1. The definition of “Receivable” in Exhibit I to the Receivables Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Receivable” means all indebtedness and other obligations (other than (i) indebtedness or obligations constituting Excluded Receivables and (ii) indebtedness or obligations owing from a Specified Obligor listed on a tab to a Monthly Report setting forth invoices outstanding from Specified Obligors or a separate written notice delivered to the Managing Agents containing such information) owed to Seller or any Originator (at the time it arises, and before giving effect to any transfer or conveyance under this Agreement) or in which Seller or such Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale or licensing of goods or general intangibles (such as software), or the rendering of services by the applicable Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

Section 3. Conditions Precedent. This Amendment shall become effective as of the close of business on the date first above written, subject to the satisfaction of the conditions precedent that (a) the Agent shall have received payment of its annual Agent’s fee referenced in the Agent’s Fee Letter and (b) the Managing Agents shall have received (i) counterparts of this Amendment executed by each of the parties hereto, and (ii) counterparts of a ninth amended and restated Purchasers’ Fee Letter executed by each of the parties thereto, and payment of the amendment fee described in numbered paragraph 1(a) of such Purchasers’ Fee Letter.

Section 4. Representations and Warranties. Each of Insight Receivables, Insight Direct, Insight Public, and the Servicer hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing; and (ii) after giving effect to this Amendment, the representations and warranties of each such party, respectively, set forth in Article V of the Receivables Purchase Agreement, as applicable, are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. Each of Insight Receivables, Insight Direct, and Insight Public further represents and warrants that after giving effect to this Amendment, no event has occurred and is continuing that constitutes an Amortization Event or a Potential Amortization Event.

Section 5. Reference to and Effect on the Transaction Documents.

5.1. Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

5.2. Upon the effectiveness of this Amendment, (i) each reference in the Receivables Sale Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Sale Agreement, as amended hereby, and (ii) each reference to the Receivables Sale Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Sale Agreement as amended hereby.

5.3. Except as specifically amended hereby, the terms and conditions of the Receivables Purchase Agreement, of the Receivables Sale Agreement, of all other Transaction Documents and of any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

5.4. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Insight Receivables, Insight Direct, Insight Public, the Agent, any Purchaser or any Managing Agent under the Receivables Purchase Agreement, the Receivables Sale Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

Section 6. Costs and Expenses. Each of Insight Receivables, Insight Direct, and Insight Public agrees to pay on demand all reasonable costs and expenses of the Agent, the Managing Agents and the Purchasers party hereto in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, the Managing Agents and the Purchasers party hereto with respect thereto and with respect to advising the Agent, the Managing Agents and the Purchasers party hereto as to their respective rights and responsibilities hereunder and thereunder.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, BUT NOT LIMITED TO, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

Section 9. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

INSIGHT RECEIVABLES, LLC

By: Insight Receivables Holding, LLC, its Sole Member

By: /s/ Lynn Willden
Name: Lynn Willden
Title: SVP Tax and Treasurer

INSIGHT DIRECT USA, INC.

By: /s/ Lynn Willden
Name: Lynn Willden
Title: SVP Tax and Treasurer

INSIGHT PUBLIC SECTOR, INC.

By: /s/ Lynn Willden
Name: Lynn Willden
Title: SVP Tax and Treasurer

INSIGHT ENTERPRISES, INC.

By: /s/ Lynn Willden
Name: Lynn Willden
Title: SVP Tax and Treasurer

GOTHAM FUNDING CORPORATION,

as a Conduit

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ

LTD., as a Financial Institution and as a Managing Agent

By: /s/ Richard Gregory Hurst
Name: Managing Director
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Purchaser and as Agent

By: /s/ Dale Abernathy
Name: Dale Abernathy
Title: Vice President

Schedule A to Omnibus Amendment

SCHEDULE A
SAME-DAY AND STANDARD COMMITMENTS

		Financial				Group Total
Purchaser Group	Conduit(s)	Institution(s)	Managing Agent	Same-Day Commitment	Standard Commitment	Commitment Limit
Gotham Purchaser Group	Gotham Funding Corporation	MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.	MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.	n/a	$100,000,000	$100,000,000

Wells Fargo Purchaser Group	N/A	Wells Fargo Bank, National Association	Wells Fargo Bank, National Association	$50,000,000	$100,000,000	$150,000,000

TOTAL				$50,000,000	$200,000,000	$250,000,000